                                                                    EXHIBIT 20.8

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - C


                         MONTHLY SERVICER'S CERTIFICATE




          Accounting Date:                                   November 30, 1998
                                                      -------------------------
          Determination Date:                                 December 7, 1998
                                                      -------------------------
          Distribution Date:                                 December 15, 1998
                                                      -------------------------
          Monthly Period Ending:                             November 30, 1998
                                                      -------------------------


          This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 1997, among Arcadia Automobile Receivables Trust, 1997-C (the "Trust"), Arcadia Receivables Finance Corp., as Seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

          Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



I.        Collection Account Summary

          Available Funds:
                       Payments Received                                                      $20,444,415.23
                       Liquidation Proceeds (excluding Purchase Amounts)                       $2,741,290.71
                       Current Monthly Advances                                                  $274,068.20
                       Amount of withdrawal, if any, from the Spread Account                           $0.00
                       Monthly Advance Recoveries                                               ($318,472.52)
                       Purchase Amounts - Warranty and Administrative Receivables                      $0.00
                       Purchase Amounts - Liquidated Receivables                                       $0.00
                       Income from investment of funds in Trust Accounts                          $75,212.07
                                                                                         --------------------
          Total Available Funds                                                                                      $23,216,513.69
                                                                                                                ====================

          Amounts Payable on Distribution Date:
                       Reimbursement of Monthly Advances                                               $0.00
                       Backup Servicer Fee                                                             $0.00
                       Basic Servicing Fee                                                       $562,440.87
                       Trustee and other fees                                                          $0.00
                       Class A-1 Interest Distributable Amount                                         $0.00
                       Class A-2 Interest Distributable Amount                                   $555,053.39
                       Class A-3 Interest Distributable Amount                                   $750,000.00
                       Class A-4 Interest Distributable Amount                                   $988,125.00
                       Class A-5 Interest Distributable Amount                                   $545,014.58
                       Noteholders' Principal Distributable Amount                            $17,478,326.64
                       Amounts owing and not paid to Security Insurer under
                         Insurance Agreement                                                           $0.00
                       Supplemental Servicing Fees (not otherwise paid to Servicer)                    $0.00
                       Spread Account Deposit                                                  $2,337,553.20
                                                                                         --------------------
             Total Amounts Payable on Distribution Date                                                              $23,216,513.69
                                                                                                                ====================


                                 Page 1 (1997-C)

II.       Available Funds

          Collected Funds (see V)
                       Payments Received                                                      $20,444,415.23
                       Liquidation Proceeds (excluding Purchase Amounts)                       $2,741,290.71         $23,185,705.94
                                                                                         --------------------

          Purchase Amounts                                                                                                    $0.00

          Monthly Advances
                       Monthly Advances - current Monthly Period (net)                           ($44,404.32)
                       Monthly Advances - Outstanding Monthly Advances
                        not otherwise reimbursed to the Servicer                                       $0.00            ($44,404.32)
                                                                                         --------------------

          Income from investment of funds in Trust Accounts                                                              $75,212.07
                                                                                                                --------------------

          Available Funds                                                                                            $23,216,513.69
                                                                                                                ====================

III.      Amounts Payable on Distribution Date

          (i)(a)       Taxes due and unpaid with respect to the Trust
                       (not otherwise paid by OFL or the Servicer)                                                            $0.00

          (i)(b)       Outstanding Monthly Advances (not otherwise reimbursed
                       to Servicer and to be reimbursed on the Distribution Date)                                             $0.00

          (i)(c)       Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                        $0.00

          (ii)         Accrued and unpaid fees (not paid by OFL or the Servicer):
                         Owner Trustee                                                                 $0.00
                         Administrator                                                                 $0.00
                         Indenture Trustee                                                             $0.00
                         Indenture Collateral Agent                                                    $0.00
                         Lockbox Bank                                                                  $0.00
                         Custodian                                                                     $0.00
                         Backup Servicer                                                               $0.00
                         Collateral Agent                                                              $0.00                  $0.00
                                                                                         --------------------

          (iii)(a)     Basic Servicing Fee (not otherwise paid to Servicer)                                             $562,440.87

          (iii)(b)     Supplemental Servicing Fees (not otherwise paid to Servicer)                                           $0.00

          (iii)(c)     Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise reimbursed
                       to Servicer)                                                                                           $0.00

          (iv)         Class A-1  Interest Distributable Amount                                                               $0.00
                       Class A-2  Interest Distributable Amount                                                         $555,053.39
                       Class A-3  Interest Distributable Amount                                                         $750,000.00
                       Class A-4  Interest Distributable Amount                                                         $988,125.00
                       Class A-5  Interest Distributable Amount                                                         $545,014.58

          (v)          Noteholders' Principal Distributable Amount
                         Payable to Class A-1 Noteholders                                                                     $0.00
                         Payable to Class A-2 Noteholders                                                            $17,478,326.64
                         Payable to Class A-3 Noteholders                                                                     $0.00
                         Payable to Class A-4 Noteholders                                                                     $0.00
                         Payable to Class A-5 Noteholders                                                                     $0.00

          (vii)        Unpaid principal balance of the Class A-1 Notes after deposit to the Note Distribution Account of any funds in the Class A-1
                       Holdback Subaccount (applies only on the Class A-1 Final
                       Scheduled Distribution Date)                                                                           $0.00

          (ix)         Amounts owing and not paid to Security Insurer under Insurance
                       Agreement                                                                                              $0.00
                                                                                                                     ---------------

                       Total amounts payable on Distribution Date                                                    $20,878,960.49
                                                                                                                     ===============

                                 Page 2 (1997-C)

IV.       Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit");
          withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account
          Shortfall and Class A-1 Maturity Shortfall

          Spread Account deposit:

                       Amount of excess, if any, of Available Funds
                       over total amounts payable (or amount of such
                       excess up to the Spread Account Maximum Amount)                                  $2,337,553.20

          Reserve Account Withdrawal on any Determination Date:

                       Amount of excess, if any, of total amounts payable over
                       Available Funds (excluding amounts payable under item
                       (vii) of Section III)                                                                    $0.00

                       Amount available for withdrawal from the Reserve Account
                       (excluding the Class A-1 Holdback Subaccount), equal to
                       the difference between the amount on deposit in the
                       Reserve Account and the Requisite Reserve Amount (amount
                       on deposit in the Reserve Account calculated taking into
                       account any withdrawals from or deposits to the Reserve
                       Account in respect of transfers of Subsequent
                       Receivables)                                                                             $0.00

                       (The amount of excess of the total amounts payable
                       (excluding amounts payable under item (vii) of Section
                       III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account
                       (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
                       Account.)

                       Amount of withdrawal, if any, from the Reserve Account                                   $0.00

          Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled
          Distribution Date:

                       Amount by which (a) the remaining principal balance of
                       the Class A-1 Notes exceeds (b) Available Funds after
                       payment of amounts set forth in item (v) of Section III                                  $0.00

                       Amount available in the Class A-1 Holdback Subaccount                                    $0.00

                       (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                       Subaccount, and deposited in the Note Distribution
                       Account for payment to the Class A-1 Noteholders)

                       Amount of withdrawal, if any, from the Class A-1 Holdback
                       Subaccount                                                                               $0.00

          Deficiency Claim Amount:

                       Amount of excess, if any, of total amounts payable over
                       funds available for withdrawal from Reserve Amount, the
                       Class A-1 Holdback Subaccount and Available Funds                                        $0.00

                       (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of
                       Section III and pursuant to a withdrawal from the Class
                       A-1 Holdback Subaccount)

          Pre-Funding Account Shortfall:

                       Amount of excess, if any, on the Distribution Date on or
                       immediately following the end of the Funding Period, of
                       (a) the sum of the Class A-1 Prepayment Amount, the Class
                       A-2 Prepayment Amount, the Class A-3 Prepayment Amount,
                       the Class A-4 Prepayment Amount, and the Class A-5
                       Prepayment Amount over (b) the amount on deposit in the
                       Pre-Funding Account                                                                      $0.00

          Class A-1 Maturity Shortfall:

                       Amount of excess, if any, on the Class A-1 Final
                       Scheduled Distribution Date, of (a) the unpaid principal
                       balance of the Class A-1 Notes over (b) the sum of the
                       amounts deposited in the Note Distribution Account under
                       item (v) and (vii) of Section III or pursuant to a
                       withdrawal from the Class A-1 Holdback Subaccount.                                       $0.00

          (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
          Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the
          Class A-1 Maturity Shortfall.)

                                 Page 3 (1997-C)

V.        Collected Funds

          Payments Received:
                       Supplemental Servicing Fees                                                    $0.00
                       Amount allocable to interest                                           $7,227,865.95
                       Amount allocable to principal                                         $13,216,549.28
                       Amount allocable to Insurance Add-On Amounts                                   $0.00
                       Amount allocable to Outstanding Monthly Advances
                         (reimbursed to the Servicer prior to deposit in the
                         Collection Account)                                                          $0.00
                                                                                         ------------------

          Total Payments Received                                                                                    $20,444,415.23

          Liquidation Proceeds:
                       Gross amount realized with respect to Liquidated Receivables           $2,842,300.15

                       Less: (i) reasonable expenses incurred by Servicer
                          in connection with the collection of such Liquidated
                          Receivables and the repossession and disposition
                          of the related Financed Vehicles and (ii) amounts
                          required to be refunded to Obligors on such Liquidated
                          Receivables                                                          ($101,009.44)
                                                                                         -------------------

          Net Liquidation Proceeds                                                                                    $2,741,290.71

          Allocation of Liquidation Proceeds:
                       Supplemental Servicing Fees                                                    $0.00
                       Amount allocable to interest                                                   $0.00
                       Amount allocable to principal                                                  $0.00
                       Amount allocable to Insurance Add-On Amounts                                   $0.00
                       Amount allocable to Outstanding Monthly Advances (reimbursed to
                         the Servicer prior to deposit in the Collection Account)                     $0.00                   $0.00
                                                                                                                --------------------

          Total Collected Funds                                                                                      $23,185,705.94
                                                                                                                ====================

VI.       Purchase Amounts Deposited in Collection Account

          Purchase Amounts - Warranty Receivables                                                                             $0.00
                       Amount allocable to interest                                                   $0.00
                       Amount allocable to principal                                                  $0.00
                       Amount allocable to Outstanding Monthly Advances (reimbursed to
                         the Servicer prior to deposit in the Collection Account)                                             $0.00

          Purchase Amounts - Administrative Receivables                                                                       $0.00
                       Amount allocable to interest                                                   $0.00
                       Amount allocable to principal                                                  $0.00
                       Amount allocable to Outstanding Monthly Advances (reimbursed to
                          the Servicer prior to deposit in the Collection Account)                    $0.00
                                                                                         -------------------

          Total Purchase Amounts                                                                                              $0.00
                                                                                                                ====================

VII.      Reimbursement of Outstanding Monthly Advances

          Outstanding Monthly Advances                                                                                  $626,692.39

          Outstanding Monthly Advances reimbursed to the Servicer
             prior to deposit in the Collection Account from:
                    Payments received from Obligors                                            ($318,472.52)
                    Liquidation Proceeds                                                              $0.00
                    Purchase Amounts - Warranty Receivables                                           $0.00
                    Purchase Amounts - Administrative Receivables                                     $0.00
                                                                                             -----------------

          Outstanding Monthly Advances to be netted against Monthly
             Advances for the current Monthly Period                                                                   ($318,472.52)

          Outstanding Monthly Advances to be reimbursed out of
             Available Funds on the Distribution Date                                                                  ($318,472.52)

          Remaining Outstanding Monthly Advances                                                                        $308,219.87

          Monthly Advances - current Monthly Period                                                                     $274,068.20
                                                                                                                --------------------

          Outstanding Monthly Advances - immediately following the Distribution Date                                    $582,288.07
                                                                                                                ====================

                                 Page 4 (1997-C)

VIII.    Calculation of Interest and Principal Payments

      A. Calculation of Principal Distribution Amount

             Payments received allocable to principal                                                                $13,216,549.28
             Aggregate of Principal Balances as of the Accounting Date of all
                Receivables that became Liquidated Receivables
                during the Monthly Period                                                                             $4,261,777.36
             Purchase Amounts - Warranty Receivables allocable to principal                                                   $0.00
             Purchase Amounts - Administrative Receivables allocable to principal                                             $0.00
             Amounts withdrawn from the Pre-Funding Account                                                                   $0.00
             Cram Down Losses                                                                                                 $0.00
                                                                                                                --------------------
             Principal Distribution Amount                                                                           $17,478,326.64
                                                                                                                ====================

      B. Calculation of Class A-1 Interest Distributable Amount

             Class A-1 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after
               distributions
               of principal to Class A-1 Noteholders on such Distribution Date)                      $0.00

             Multiplied by the Class A-1 Interest Rate                                               5.650%

             Multiplied by actual days in the period, or in the case of the first
               Distribution Date, by 27/360                                                     0.08333333                   $0.00
                                                                                        --------------------

             Plus any unpaid Class A-1 Interest Carryover Shortfall                                                          $0.00
                                                                                                                --------------------

             Class A-1 Interest Distributable Amount                                                                         $0.00
                                                                                                                ====================

      C. Calculation of Class A-2 Interest Distributable Amount

             Class A-2 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-2 Noteholders on such Distribution Date)             $110,093,235.00

             Multiplied by the Class A-2 Interest Rate                                                 6.050%

             Multiplied by 1/12 or, in the case of the first Distribution Date, by 27/36         0.08333333            $555,053.39
                                                                                          -------------------

             Plus any unpaid Class A-2 Interest Carryover Shortfall                                                          $0.00
                                                                                                                --------------------

             Class A-2 Interest Distributable Amount                                                                   $555,053.39
                                                                                                                ====================

      D. Calculation of Class A-3 Interest Distributable Amount

             Class A-3 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-3 Noteholders on such Distribution Date)             $144,000,000.00

             Multiplied by the Class A-3 Interest Rate                                                6.250%

             Multiplied by 1/12 or, in the case of the first Distribution Date, by 27/360        0.08333333            $750,000.00
                                                                                         -------------------

             Plus any unpaid Class A-3 Interest Carryover Shortfall                                                          $0.00
                                                                                                                --------------------

             Class A-3 Interest Distributable Amount                                                                   $750,000.00
                                                                                                                ====================

      E. Calculation of Class A-4 Interest Distributable Amount

             Class A-4 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-4 Noteholders on such Distribution Date)             $186,000,000.00

             Multiplied by the Class A-4 Interest Rate                                                6.375%

             Multiplied by 1/12 or, in the case of the first Distribution Date, by 27/360        0.08333333             $988,125.00
                                                                                         -------------------

             Plus any unpaid Class A-4 Interest Carryover Shortfall                                                           $0.00
                                                                                                                --------------------

             Class A-4 Interest Distributable Amount                                                                    $988,125.00
                                                                                                                ====================

                                 Page 5 (1997-C)

F. Calculation of Class A-5 Interest Distributable Amount

          Class A-5 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
             of principal to Class A-5 Noteholders on such Distribution Date)                $99,850,000.00

          Multiplied by the Class A-5 Interest Rate                                                   6.550%

          Multiplied by 1/12 or, in the case of the first Distribution Date, by 27/360           0.08333333             $545,014.58
                                                                                         -------------------

          Plus any unpaid Class A-5 Interest Carryover Shortfall                                                              $0.00
                                                                                                                 -------------------

          Class A-5 Interest Distributable Amount                                                                       $545,014.58
                                                                                                                 ===================


G. Calculation of Noteholders' Interest Distributable Amount

          Class A-1 Interest Distributable Amount                                                     $0.00
          Class A-2 Interest Distributable Amount                                               $555,053.39
          Class A-3 Interest Distributable Amount                                               $750,000.00
          Class A-4 Interest Distributable Amount                                               $988,125.00
          Class A-5 Interest Distributable Amount                                               $545,014.58

          Noteholders' Interest Distributable Amount                                                                  $2,838,192.98
                                                                                                                 ===================

H.  Calculation of Noteholders' Principal Distributable Amount:

          Noteholders' Monthly Principal Distributable Amount:

          Principal Distribution Amount                                                      $17,478,326.64

          Multiplied by Noteholders' Percentage ((i) for each
             Distribution Date before the principal balance of the
             Class A-1 Notes is reduced to zero, 100%, (ii) for the
             Distribution Date on which the principal balance of the
             Class A-1 Notes is reduced to zero, 100% until the
             principal balance of the Class A-1 Notes is reduced to
             zero and with respect to any remaining portion of the
             Principal Distribution Amount, the initial principal
             balance of the Class A-2 Notes over the Aggregate
             Principal Balance (plus any funds remaining on deposit
             in the Pre-Funding Account) as of the Accounting Date
             for the preceding Distribution Date minus that portion
             of the Principal Distribution Amount applied to retire
             the Class A-1 Notes and (iii) for each Distribution Date
             thereafter, outstanding principal balance of the Class
             A-2 Notes on the Determination Date over the Aggregate
             Principal Balance (plus any funds remaining on deposit
             in the Pre-Funding Account) as of the Accounting Date for
             the preceding Distribution Date)                                                        100.00%         $17,478,326.64
                                                                                         -------------------


          Unpaid Noteholders' Principal Carryover Shortfall                                                                   $0.00
                                                                                                                --------------------

          Noteholders' Principal Distributable Amount                                                                $17,478,326.64
                                                                                                                ====================

I.  Application of Noteholders' Principal Distribution Amount:

          Amount of Noteholders' Principal Distributable Amount
          payable to Class A-1 Notes (equal to entire Noteholders'
          Principal Distributable Amount until the principal balance
          of the Class A-1 Notes is reduced to zero)                                                                          $0.00
                                                                                                                ====================

          Amount of Noteholders' Principal Distributable Amount
          payable to Class A-2 Notes (no portion of the Noteholders'
          Principal Distributable Amount is payable to the Class A-2
          Notes until the principal balance of the Class A-1 Notes
          has been reduced to zero; thereafter, equal to the entire
          Noteholders' Principal Distributable Amount)                                                               $17,478,326.64
                                                                                                                ====================

                                 Page 6 (1997-C)

IX.       Pre-Funding Account

          A.  Withdrawals from Pre-Funding Account:

          Amount on deposit in the Pre-Funding Account as of the preceding
             Distribution Date or, in the case of the first Distribution Date,
             as of the Closing Date                                                                                           $0.00
                                                                                                                --------------------
                                                                                                                              $0.00
                                                                                                                ====================

          Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
             Transfer Date (an amount equal to (a) $0 (the aggregate Principal
             Balance of Subsequent Receivables transferred to the Trust) plus
             (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i)
             the Pre-Funded Amount after giving effect to transfer of Subsequent
             Receivables over (ii) $0))                                                                                       $0.00

          Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the December 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
             Account has been reduced to $100,000 or less as of the Distribution
             Date (see B below)                                                                                               $0.00

                                                                                                                --------------------

          Amount remaining on deposit in the Pre-Funding Account after
             Distribution Date                                                                         $0.00

                                                                                         --------------------
                                                                                                                              $0.00
                                                                                                                ====================


          B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

          Amount withdrawn from the Pre-Funding Account as a result of the
             Pre-Funded Amount not being reduced to zero on the Distribution
             Date on or immediately preceding the end of the Funding Period
             (December 1997 Distribution Date) or the Pre-Funded Amount being
             reduced to $100,000 or less on any Distribution Date                                                             $0.00

          Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                               $0.00

          Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                               $0.00

          Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                               $0.00

          Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                               $0.00

          Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                               $0.00

          C. Prepayment Premiums:

          Class A-1 Prepayment Premium                                                                                        $0.00
          Class A-2 Prepayment Premium                                                                                        $0.00
          Class A-3 Prepayment Premium                                                                                        $0.00
          Class A-4 Prepayment Premium                                                                                        $0.00
          Class A-5 Prepayment Premium                                                                                        $0.00


                                 Page 7 (1997-C)

X.        Reserve Account

          Requisite Reserve Amount:

          Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
             Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

                       Product of (x) 6.19% (weighted average interest of Class
                       A-1 Interest Rate, Class A-2 Interest Rate, Class A-3
                       Interest Rate, Class A-4 Interest Rate, Class A-5
                       Interest Rate (based on outstanding Class A-1, A-2, A-3,
                       A-4, and A-5 principal balance) divided by 360, (y) $0.00
                       (the Pre-Funded Amount on such Distribution Date) and (z)
                       0 (the number of days until the August 1997 Distribution
                       Date))                                                                                                 $0.00

                       Less the product of (x) 2.5% divided by 360, (y) $0.00
                       (the Pre-Funded Amount on such Distribution Date) and (z)
                       0 (the number of days until the December 1997
                       Distribution Date)                                                                                     $0.00
                                                                                                                --------------------


          Requisite Reserve Amount                                                                                            $0.00
                                                                                                                ====================

          Amount on deposit in the Reserve Account (other than the Class A-1
             Holdback Subaccount) as of the preceding Distribution Date or, in
             the case of the first Distribution Date, as of the Closing Date                                                  $0.00

          Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
             Holdback Subaccount) (which excess is to be deposited by the
             Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
             Receivables)                                                                                                     $0.00

          Less: the excess, if any, of the amount on deposit in the Reserve
             Account (other than the Class A-1 Holdback Subaccount) over the
             Requisite Reserve Amount (and amount withdrawn from the Reserve
             Account to cover the excess, if any, of total amounts payable over
             Available Funds, which excess is to be transferred by the Indenture
             Trustee from amounts withdrawn from the Pre-Funding Account in
             respect of transfers of Subsequent Receivables)                                                                  $0.00

          Less: withdrawals from the Reserve Account (other than the Class A-1
             Holdback Subaccount) to cover the excess, if any, of total amount
             payable over Available Funds (see IV above)                                                                      $0.00
                                                                                                                --------------------

          Amount remaining on deposit in the Reserve Account (other than the
             Class A-1 Holdback Subaccount) after the Distribution Date                                                       $0.00
                                                                                                                ====================

XI.       Class A-1 Holdback Subaccount:

          Class A-1 Holdback Amount:

          Class A-1 Holdback Amount as of preceding Distribution Date or the Closing
             Date, as applicable,                                                                                             $0.00

          Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
             (the Original Pool Balance after giving effect to the transfer of
             Subsequent Receivables on the Distribution Date or on a Subsequent
             Transfer Date preceding the Distribution Date))                                                                  $0.00

          Less withdrawal, if any, of amount from the Class A-1 Holdback
             Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                                $0.00

          Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
             Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback
             Subaccount to cover a Class A-1 Maturity Shortfall (amount of
             withdrawal to be released by the Indenture Trustee)                                                              $0.00
                                                                                                                --------------------

          Class A-1 Holdback Subaccount immediately following the Distribution Date                                           $0.00
                                                                                                                ====================

                                 Page 8 (1997-C)

XII.      Calculation of Servicing Fees

          Aggregate Principal Balance as of the
          first day of the Monthly Period                          $539,943,235.00
          Multiplied by Basic Servicing Fee Rate                              1.25%
          Multiplied by months per year                                  0.0833333
                                                                   ----------------

          Basic Servicing Fee                                                                   $562,440.87

          Less: Backup Servicer Fees (annual rate of 1 bp)                                            $0.00

          Supplemental Servicing Fees                                                                 $0.00
                                                                                         -------------------

          Total of Basic Servicing Fees and Supplemental Servicing Fees                                                 $562,440.87
                                                                                                                ====================

XIII.     Information for Preparation of Statements to Noteholders

          a.           Aggregate principal balance of the Notes as of first day
                        of Monthly Period
                         Class A-1 Notes                                                                                      $0.00
                         Class A-2 Notes                                                                            $110,093,235.00
                         Class A-3 Notes                                                                            $144,000,000.00
                         Class A-4 Notes                                                                            $186,000,000.00
                         Class A-5 Notes                                                                             $99,850,000.00

          b.           Amount distributed to Noteholders allocable to principal
                         Class A-1 Notes                                                                                      $0.00
                         Class A-2 Notes                                                                             $17,478,326.64
                         Class A-3 Notes                                                                                      $0.00
                         Class A-4 Notes                                                                                      $0.00
                         Class A-5 Notes                                                                                      $0.00

          c.           Aggregate principal balance of the Notes (after giving
                        effect to distributions on the Distribution Date)
                         Class A-1 Notes                                                                                      $0.00
                         Class A-2 Notes                                                                             $92,614,908.36
                         Class A-3 Notes                                                                            $144,000,000.00
                         Class A-4 Notes                                                                            $186,000,000.00
                         Class A-5 Notes                                                                             $99,850,000.00

          d.           Interest distributed to Noteholders
                         Class A-1 Notes                                                                                      $0.00
                         Class A-2 Notes                                                                                $555,053.39
                         Class A-3 Notes                                                                                $750,000.00
                         Class A-4 Notes                                                                                $988,125.00
                         Class A-5 Notes                                                                                $545,014.58

          e.           1. Class A-1 Interest Carryover Shortfall, if any
                          (and change in amount from preceding statement)                                                     $0.00
                       2. Class A-2 Interest Carryover Shortfall, if any
                          (and change in amount from preceding statement)                                                     $0.00
                       3. Class A-3 Interest Carryover Shortfall, if any
                          (and change in amount from preceding statement)                                                     $0.00
                       4. Class A-4 Interest Carryover Shortfall, if any
                          (and change in amount from preceding statement)                                                     $0.00
                       5. Class A-5 Interest Carryover Shortfall, if any
                          (and change in amount from preceding statement)                                                     $0.00

          f.           Amount distributed payable out of amounts withdrawn from or pursuant to:
                       1. Reserve Account                                                             $0.00
                       2. Class A-1 Holdback Subaccount                                               $0.00
                       3. Claim on the Note Policy                                                    $0.00

          g.           Remaining Pre-Funded Amount                                                                            $0.00

          h.           Remaining Reserve Amount                                                                               $0.00

          i.           Amount on deposit on Class A-1 Holdback Subaccount                                                     $0.00

          j.           Prepayment amounts
                         Class A-1 Prepayment Amount                                                                          $0.00
                         Class A-2 Prepayment Amount                                                                          $0.00
                         Class A-3 Prepayment Amount                                                                          $0.00
                         Class A-4 Prepayment Amount                                                                          $0.00
                         Class A-5 Prepayment Amount                                                                          $0.00

          k.           Prepayment Premiums
                         Class A-1 Prepayment Premium                                                                         $0.00
                         Class A-2 Prepayment Premium                                                                         $0.00
                         Class A-3 Prepayment Premium                                                                         $0.00
                         Class A-4 Prepayment Premium                                                                         $0.00
                         Class A-5 Prepayment Premium                                                                         $0.00

          l.           Total of Basic Servicing Fee, Supplemental Servicing Fees and
                          other fees, if any, paid by the Trustee on behalf of the Trust                                $562,440.87

          m.           Note Pool Factors (after giving effect to distributions on the
                          Distribution Date)
                          Class A-1 Notes                                                                                0.00000000
                          Class A-2 Notes                                                                                0.35214794
                          Class A-3 Notes                                                                                1.00000000
                          Class A-4 Notes                                                                                1.00000000
                          Class A-5 Notes                                                                                1.00000000

                                 Page 9 (1997-C)

XVI.      Pool Balance and Aggregate Principal Balance

                       Original Pool Balance at beginning of Monthly Period                                         $774,999,997.81
                       Subsequent Receivables                                                                                 $0.00
                                                                                                                --------------------
                       Original Pool Balance at end of Monthly Period                                               $774,999,997.81
                                                                                                                ====================

                       Aggregate Principal Balance as of preceding Accounting Date                                  $539,943,235.00
                       Aggregate Principal Balance as of current Accounting Date                                    $522,464,908.36


          Monthly Period Liquidated Receivables                                     Monthly Period Administrative Receivables

                                       Loan #              Amount                            Loan #              Amount
                                       ------              ------                            ------              ------
                         see attached listing               4,261,777.36              see attached listing
                                                                                                                         $0.00
                                                                                                                         $0.00
                                                                                                                         -----
                                                           $4,261,777.36                                                 $0.00
                                                           =============                                                 =====

XVIII.    Delinquency Ratio

          Sum of Principal Balances (as of the Accounting Date) of
             all Receivables delinquent more than 30 days with
             respect to all or any portion of a Scheduled Payment
             as of the Accounting Date                                                        30,755,579.74

          Aggregate Principal Balance as of the Accounting Date                             $522,464,908.36
                                                                                         -------------------
          Delinquency Ratio                                                                                              5.88663071%
                                                                                                                ====================









          IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial
          Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA  FINANCIAL  LTD.

                                        By:
                                                -------------------------------

                                        Name:           Scott R. Fjellman
                                                -------------------------------
                                        Title:  Vice President / Securitization



                                Page 10 (1997-C)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - C

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING NOVEMBER 30, 1998

I.        ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION           $775,000,000.00

                       AGE OF POOL (IN MONTHS)                                    15

II.       Delinquency Ratio

          Sum of Principal Balances (as of the Accounting Date) of
             all Receivables delinquent more than 30 days with
             respect to all or any portion of a Scheduled Payment
             as of the Accounting Date                                                       $30,755,579.74

          Aggregate Principal Balance as of the Accounting Date                             $522,464,908.36
                                                                                         -------------------

          Delinquency Ratio                                                                                              5.88663071%
                                                                                                                ====================


III.      Average Delinquency Ratio

          Delinquency ratio - current Determination Date                     5.88663071%

          Delinquency ratio - preceding Determination Date                   6.01394620%

          Delinquency ratio - second preceding Determination Date            5.82083759%
                                                                      -------------------


          Average Delinquency Ratio                                                                                      5.90713817%
                                                                                                                ====================


IV.       Default Rate

          Cumulative balance of defaults as of the preceding Accounting Date                                         $45,272,055.30

                       Add:  Sum of Principal Balances (as of the Accounting
                              Date) of Receivables that became Liquidated
                              Receivables during the Monthly Period or that
                              became Purchased Receivables during Monthly Period
                              (if delinquent more than 30 days with respect to
                              any portion of a Scheduled Payment at time of
                              purchase)                                                                               $4,261,777.36
                                                                                                                --------------------

          Cumulative balance of defaults as of the current Accounting Date                                           $49,533,832.66

                             Sum of Principal Balances (as of the Accounting Date)
                              of 90+ day delinquencies                                         5,950,599.07

                               Percentage of 90+ day delinquencies applied to defaults               100.00%          $5,950,599.07
                                                                                         -------------------    --------------------

          Cumulative balance of defaults and 90+ day delinquencies as of the current Accounting Date                 $55,484,431.73
                                                                                                                ====================


 V.       Cumulative Default Rate as a % of Original Principal Balance

          Cumulative Default Rate - current Determination Date                                    7.1592815%

          Cumulative Default Rate - preceding Determination Date                                  6.5632101%

          Cumulative Default Rate - second preceding Determination Date                           5.9906683%


                                Page 1 (1997-C)

VI.       Net Loss Rate

          Cumulative net losses as of the preceding Accounting Date                                                  $21,770,377.91

          Add:  Aggregate of Principal Balances as of the Accounting Date (plus accrued and unpaid interest thereon to the end of the Monthly
                 Period) of all Receivables that became Liquidated Receivables or that became Purchased Receivables and that were delinquent more than 30 days with respect to any portion of a Scheduled
                 Payment as of the Accounting Date                                            $4,261,777.36
                                                                                         -------------------

                Liquidation Proceeds received by the Trust                                   ($2,741,290.71)          $1,520,486.65
                                                                                         -------------------    --------------------

          Cumulative net losses as of the current Accounting Date                                                    $23,290,864.56

                Sum of Principal Balances (as of the Accounting Date)
                  of 90+ day delinquencies                                                    $5,950,599.07

                   Percentage of 90+ day delinquencies applied to losses                              40.00%          $2,380,239.63
                                                                                         -------------------    --------------------

          Cumulative net losses and 90+ day delinquencies as of the current
            Accounting Date                                                                                          $25,671,104.19
                                                                                                                ====================




VII.      Cumulative Net Loss Rate as a % of Original Principal Balance

          Cumulative Net Loss Rate - current Determination Date                                                          3.3124005%

          Cumulative Net Loss Rate - preceding Determination Date                                                        3.0977428%

          Cumulative Net Loss Rate - second preceding Determination Date                                                 2.8596027%



VIII.     Classic/Premier Loan Detail

                                                                        Classic                 Premier                  Total
                                                                        -------                 -------                  -----
          Aggregate Loan Balance, Beginning                        $321,546,253.79          $218,396,981.21         $539,943,235.00
            Subsequent deliveries of Receivables                             $0.00                     0.00                    0.00
            Prepayments                                              (2,794,309.92)           (2,215,326.62)          (5,009,636.54)
            Normal loan payments                                     (4,515,537.87)           (3,691,374.87)          (8,206,912.74)
            Defaulted Receivables                                    (2,671,180.91)           (1,590,596.45)          (4,261,777.36)
            Administrative and Warranty Receivables                           0.00                     0.00                    0.00
                                                               ---------------------     -------------------    --------------------
          Aggregate Loan Balance, Ending                           $311,565,225.09          $210,899,683.27         $522,464,908.36
                                                               =====================     ===================    ====================

          Delinquencies                                             $22,615,949.47             8,139,630.27          $30,755,579.74
          Recoveries                                                 $1,709,711.42            $1,031,579.29           $2,741,290.71
          Net Losses                                                    961,469.49               559,017.16           $1,520,486.65

                                                                       331425184.1              226053942.7
VIII.     Other Information Provided to FSA                         $19,859,959.00           $15,154,259.44

                       A. Credit Enhancement Fee information:

                       Aggregate Principal Balance as of the
                         Accounting Date                                                    $522,464,908.36
                       Multiplied by: Credit Enhancement Fee
                        (25 bp's) * (30/360)                                                         0.0208%
                                                                                         -------------------
                          Amount due for current period                                                                 $108,846.86
                                                                                                                ===================


                       B. Dollar amount of loans that prepaid
                           during the Monthly Period                                                                  $5,009,636.54
                                                                                                                ====================

                          Percentage of loans that prepaid
                            during the Monthly Period                                                                   0.95884651%
                                                                                                                ===================


                                 Page 2 (1997-C)

IX.       Spread Account Information                                                             $                     %

          Beginning Balance                                                                  $27,796,026.45              5.32017098%

          Deposit to the Spread Account                                                       $2,337,553.20              0.44740865%
          Spread Account Additional Deposit                                                           $0.00              0.00000000%
          Withdrawal from the Spread Account                                                   ($164,927.90)            -0.03156727%
          Disbursements of Excess                                                            ($3,534,464.24)            -0.67649792%
          Interest earnings on Spread Account                                                   $138,356.07              0.02648141%
                                                                                         -------------------         ---------------

          Sub-Total                                                                          $26,572,543.59              5.08599586%
          Spread Account Recourse Reduction Amount                                           $10,000,000.00              1.91400414%
                                                                                         -------------------         ---------------
          Ending Balance                                                                     $36,572,543.59              7.00000000%
                                                                                         ===================         ===============


          Specified Balance pursuant to Section 3.03 of the
            Spread Account Agreement among Olympic Financial Ltd.,
            Arcadia Receivables Finance Corp., Financial Security
            Assurance Inc. and Norwest Bank Minnesota, National Association                  $36,572,543.59             7.00000000%
                                                                                         ===================    ====================


X.        Trigger Events

          Cumulative Loss and Default Triggers as of September 1, 1997

          ---------------------------------------------------------------------------------------
                             Loss              Default          Loss Event          Default Event
             Month        Performance        Performance        of Default            of Default
          ---------------------------------------------------------------------------------------
               3             1.37%              2.60%             1.94%                 3.77%
               6             2.39%              4.82%             3.50%                 7.23%
               9             3.23%              6.80%             4.84%                 10.21%
               12            3.84%              8.47%             5.75%                 12.70%
               15            4.20%              9.29%             6.30%                 13.93%
               18            4.54%             10.41%             6.81%                 15.62%
               21            4.79%             11.42%             7.18%                 17.14%
               24            4.98%             12.15%             7.47%                 18.22%
               27            5.12%             12.82%             7.68%                 19.23%
               30            5.26%             13.37%             7.90%                 20.05%
               33            5.36%             13.81%             8.05%                 20.72%
               36            5.46%             14.14%             8.20%                 21.20%
               39            5.54%             14.44%             8.31%                 21.66%
               42            5.62%             14.61%             8.43%                 21.95%
               45            5.70%             14.78%             8.55%                 22.17%
               48            5.74%             14.91%             8.61%                 22.36%
               51            5.78%             14.99%             8.67%                 22.49%
               54            5.82%             15.06%             8.73%                 22.58%
               57            5.85%             15.09%             8.78%                 22.64%
               60            5.87%             15.13%             8.81%                 22.69%
               63            5.89%             15.14%             8.84%                 22.71%
               66            5.91%             15.16%             8.86%                 22.74%
               69            5.92%             15.17%             8.88%                 22.76%
               72            5.94%             15.19%             8.91%                 22.79%
          ---------------------------------------------------------------------------------------


          Average Delinquency Ratio equal to or greater than 6.19%                              Yes________             No___X_____

          Cumulative Default Rate (see above table)                                             Yes________             No___X_____

          Cumulative Net Loss Rate (see above table)                                            Yes________             No___X_____

          Trigger Event that occurred as of a prior Determination Date
             is Deemed Cured as of current Determination Date                                   Yes________             No___X_____

XI.       Insurance Agreement Events of Default

          To the knowledge of the Servicer, an Insurance Agreement
             Event of Default has occurred                                                      Yes________             No___X_____

          To the knowledge of the Servicer, a Capture Event has occurred and be continuing      Yes________             No___X_____

          To the knowledge of the Servicer, a prior Capture Event has been cured by
             a permanent waiver                                                                 Yes________             No___X_____

          IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia
          Financial Ltd., have executed this Certificate as of the date set forth above.


                                            ARCADIA  FINANCIAL  LTD.

                                   By:
                                         ---------------------------------------

                                   Name:     Scott R. Fjellman
                                         ---------------------------------------
                                   Title:     Vice President / Securitization


                                 Page 3 (1997-C)